                                                                   EXHIBIT 10(b)

                               JOHNSON & JOHNSON

                             1995 STOCK OPTION PLAN
 (EFFECTIVE APRIL 27, 1995, AS AMENDED NOVEMBER 30, 1995, DECEMBER 4, 1997 AND
                                 JUNE 8, 1998)

 1. PURPOSE

     The purpose of the Johnson & Johnson 1995 Stock Option Plan (the "Plan") is to promote the interests of Johnson & Johnson (the "Company") by ensuring continuity of management and increased incentive on the part of officers and executive employees responsible for major contributions to effective management, through facilitating their acquisition of an equity interest in the Company on reasonable terms.

 2. ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee shall consist of not less than three directors. No person shall be eligible to serve as a member of such Committee unless such person is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Committee members shall not be eligible to participate in the Plan while members of the Committee. It shall have the power to select optionees, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan.

     The Board of Directors, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder without the necessity of obtaining further approval of the stockholders, unless such approval is required by law.

 3. ELIGIBILITY

     Those eligible to participate in the Plan will be selected by the Committee from the following:

          (1) Directors who are employees of the Company or its domestic subsidiaries (excluding members from time to time of the Committee).

          (2) Officers and other key employees of the Company and its domestic subsidiaries.

          (3) Key employees of subsidiaries outside the United States.

          (4) Key employees of a joint venture operation of the Company or its subsidiaries and key employees of joint venture partners who are assigned to such a joint venture.

     In all cases, optionees shall be selected on the basis of demonstrated ability to contribute substantially to the effective management of the Company.

     In no event shall an option be granted to any individual who, immediately after such option is granted, is considered to own stock possessing more than 10% of the combined voting power of all classes of stock of Johnson & Johnson or any of its subsidiaries within the meaning of Section 422 of the Internal Revenue Code.

 4. ALLOTMENT OF SHARES

     A maximum of 56,000,000 authorized but unissued shares of the Common Stock of the Company (par value $1.00) will be allotted to the Plan, subject to the required approval by the stockholders. The total number of shares which may be awarded under the Plan to any optionee in any one year shall not exceed 5% of the total shares allotted to the Plan. The Committee may, in its discretion, use Treasury shares in lieu of authorized but unissued shares for the options. To the extent this is done, the number of authorized but unissued shares to be used for the Plan will be reduced.

     Shares covered by options which lapse or have been terminated during the duration of this Plan may be reallocated by the Committee.

 5. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on April 27, 1995. No option shall be granted pursuant to this Plan later than April 26, 2000, but options theretofore granted may extend beyond that date in accordance with their terms.

 6. TERMS AND CONDITIONS

     A. All Options

          The following shall apply to all options granted under the Plan:

          (i) Option Price

             The option price per share for each stock option shall be determined by the Committee and shall not be less than the fair market value on the date the option is granted. The fair market value shall be determined as prescribed by the Internal Revenue Code and Regulations.

          (ii) Time of Exercise of Option

             The Committee shall establish the time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. With respect to an optionee whose employment has terminated by reason of death, disability or retirement, the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option shall be subject to the provisions of Section 6B(ii) or 6C(iii), as the case may be. The Committee shall determine, either at the time of grant or later whether, and to what extent and under what circumstances, the transfer of shares issuable in connection with the exercise of a non-qualified option may be deferred at the election of the optionee.

        (iii) Payment

             The entire option price may be paid at the time the option is exercised. When an option is exercised prior to termination of employment, the Committee shall have the discretion to arrange for the payment of such price, in whole or in part, in installments. In such cases, the Committee shall obtain such evidence of the optionee's obligation, establish such interest rate and require such security as it may deem appropriate for the adequate protection of the Company.

        (iv) Non-Transferability of Option

             Unless otherwise specified by the Committee to the contrary, an option by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee. The Committee may, in the manner established by the Committee, provide for the transfer, without payment of consideration, of a non-qualified option by an optionee to a member of the optionee's immediate family or to a trust or partnership whose beneficiaries are members of the optionee's immediate family. In such case, the option shall be exercisable only by such transferee. For purposes of this provision, an optionee's "immediate family" shall mean the holder's spouse, children and grandchildren.

          (v) Adjustment in Event of Recapitalization of the Company

             In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make such adjustment as it may deem equitably required in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the options granted, in the number of shares which may be awarded to an optionee in any one year, and in the option price.

     B. Non-Qualified Stock Options

     The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition to the terms and conditions set forth in Section 6A above, the following terms and conditions shall govern any option (or portion thereof) to the extent that it does not so qualify.

        (i) Form of Payment

             Payment of the option price of any option (or portion thereof) not qualifying as an incentive stock option shall be made in cash or, in the discretion of the Committee, in the Common Stock of the Company valued at its fair market value (as the same shall be determined by the Committee), or a combination of such Common Stock and cash.

        (ii) Rights after Termination of Employment

             (a) For options granted prior to July 1, 1998

             In the event of termination of employment due to any cause including death, disability or retirement, rights to exercise the stock option shall cease, except for those which have accrued to the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three months, or such longer period (not to exceed three years) as the Committee shall provide, following termination for any cause other than death, disability or retirement and for a period of three years following termination due to death, disability or retirement, unless the Committee otherwise specifies. The Committee may, in its discretion, extend the period within which any particular option may be exercised beyond the expiration date originally provided in said option. However, no stock option shall, in any event, be exercised after the expiration of the full term of the option.

             (b) For options granted on or after July 1, 1998:

             (1) In the event of termination of employment due to any cause other than death, disability or retirement, rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) months, or such longer period (not to exceed three (3) years) as the Committee shall provide.

             (2) In the event of termination of employment due to death or disability, rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) years, or such longer period (not to exceed the term of the option) as the Committee shall provide.

             Notwithstanding the above, in the event such termination of employment due to death or disability occurs with optionee having at least ten (10) years of service, any unexercised or unexercisable portion of the stock option may be exercised in whole or in part during the remaining term of the Option at such times and to the extent the optionee could have exercised such stock option had the optionee's employment not terminated.

             (3) In the event of retirement (unrelated to termination for cause, as defined below, which shall be governed by the provisions of (1) above) rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) years, or such longer period (not to exceed the term of the option) as the Committee shall provide, provided, however, that in the event the Optionee is employed by a competitor (as defined below) within two (2) years from the date of such retirement, no rights may be exercisable beyond a date which is three (3) months after the commencement of such employment with a competitor.

             Notwithstanding the above, in the event such retirement (unrelated to termination for cause which shall be governed by the provisions of
        (1) above) occurs with optionee having at least ten (10) years of service, any unexercised or unexercisable portion of the stock option may be exercised in whole or in part during the remaining term of the stock option at such times and to the extent the optionee could have exercised such stock option had the optionee's employment not terminated, provided, however, that in the event the optionee is employed by a competitor within two (2) years from the date of such retirement, (i) any unexercisable portion of the stock option shall terminate immediately and (ii) no rights may be exercisable beyond a date which is three (3) months after the commencement of such employment with a competitor.

             (4) No stock option shall, in any event, be exercised after the expiration of the full term of the option. In addition, any stock option granted within six (6) months of termination of employment due to any cause shall be void unless the Committee shall otherwise provide.

             (5) As used in the Plan:

                (i) The term "termination for cause" shall mean optionee's termination by the Company in connection with the violation of any federal or state law, dishonesty, the willful and deliberate failure on the part of an optionee to perform his/her employment duties in any material respect or such other events, including the existence of a conflict of interest, as the Management Compensation Committee may determine. Such committee shall have the sole discretion to determine whether a "termination for cause" exists, and its determination shall be final.

                (ii) The term "employed by a competitor" shall mean the optionee's engaging in any activity or providing services, whether as director, employee, advisor, consultant or otherwise, for any corporation or other entity which is a competitor of the Company. The Management

           Compensation Committee shall have the sole discretion to determine if an optionee is "employed by a competitor", and its determination shall be final.

        (iii) Period of Option

             The exercise period of each non-qualified stock option shall be specified by the Committee at the time of grant.

     C.  Incentive Stock Options

     The Committee may, in its discretion, grant options under the Plan which qualify in whole or in part as incentive stock options under Section 422 of the Internal Revenue Code. In addition to the terms and conditions set forth in
Section 6A above, the following terms and conditions shall govern any option (or portion thereof) to the extent that it so qualifies:

        (i) Maximum Fair Market Value of Incentive Stock Options

             The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any optionee may have stock options which first became vested in any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

        (ii) Form of Payment

             Payment of the option price for incentive stock options shall be made in cash or in the Common Stock of the Company valued at its fair market value (as the same shall be determined by the Committee), or a combination of such Common Stock and cash. Where payment of the option price is to be made with Common Stock acquired under a Company compensation plan (within the meaning of paragraph 11(g) of Opinion No. 25 of the Accounting Principles Board), such Common Stock will not be accepted as payment unless the optionee has beneficially owned such Common Stock for at least six months (increased to one year if such Common Stock was acquired under an incentive stock option) prior to such payment.

        (iii) Rights after Termination of Employment

              (a) For options granted prior to July 1, 1998

             In the event of termination of employment due to any cause including death, disability or retirement, rights to exercise the stock option shall cease, except for those which have accrued to the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three months, or such longer period (not to exceed three years) as the Committee shall provide, following termination for any cause other than death, disability or retirement and for a period of three years following termination due to death, disability or retirement, unless the Committee otherwise specifies. However, no incentive stock option shall, in any event, be exercised after the expiration of 10 years from the date such option is granted, or such earlier date as may be specified in the option.

               (b) For incentive stock options granted on or after July 1, 1998:

             (1) In the event of termination of employment due to any cause other than death, disability or retirement, rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) months, or such longer period (not to exceed three (3) years) as the Committee shall provide.

             (2) In the event of termination of employment due to death or disability, rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination, unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) years, or such longer period (not to exceed the term of the option) as the Committee shall provide.

             Notwithstanding the above, in the event such termination of employment due to death or disability occurs with optionee having at least ten (10) years of service, any unexercised or unexercisable portion of the stock option may be exercised in whole or in part during the remaining term of the Option at such times and to the extent the optionee could have exercised such stock option had the optionee's employment not terminated.

             (3) In the event of retirement (unrelated to termination for cause (as defined in Section 6B(ii)(b)(5) above, which shall be governed by the provisions of (1) above) rights to exercise the stock option shall cease, except for those which have accrued to and including the date of termination unless the Committee shall otherwise specify. These rights shall remain exercisable for a period of three (3) years, or such longer period (not to exceed the term of the option) as the Committee shall provide, provided, however, that in the event the Optionee is employed by a competitor (as defined in Section 6B(ii)(b)(5) above) within two
        (2) years from the date of such retirement, no rights may be exercisable beyond a date which is three (3) months after the commencement of such employment with a competitor.

             Notwithstanding the above, in the event such retirement (unrelated to termination for cause which shall be governed by the provisions of
        (1) above) occurs with optionee having at least ten (10) years of service, any unexercised or unexercisable portion of the stock option may be exercised in whole or in part during the remaining term of the stock option at such times and to the extent the optionee could have exercised such stock option had the optionee's employment not terminated, provided, however, that in the event the optionee is employed by a competitor within two (2) years from the date of such retirement, (i) any unexercisable portion of the stock option shall terminate immediately and (ii) no rights may be exercisable beyond a date which is three (3) months after the commencement of such employment with a competitor.

             (4) No incentive stock option shall, in any event, be exercised after the expiration of 10 years from the date such option is granted, or such earlier date as may be specified in the option. In addition, any stock option granted within six (6) months of termination of employment due to any cause shall be void unless the Committee shall otherwise provide.

        (iv) Period of Option

             The exercise period of each incentive stock option by its terms shall not be more than 10 years from the date the option is granted as specified by the Committee.